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                                                                    EXHIBIT 10.3

                          DIGITAL COMMERCE CORPORATION

                            EXECUTIVE RETENTION PLAN


         1. NAME AND PURPOSE. The purpose of this Plan, which shall be known as the Digital Commerce Corporation Executive Retention Plan ("Plan"), is to advance the interests of Digital Commerce Corporation ("Company") by providing for the continuity of the Company's executive management team during the Company's critical growth period through providing executive management with a material incentive for the continued services to the Company or its Subsidiaries.

         2. DEFINITIONS. For purposes of this Plan, the following terms, when capitalized, shall have the meanings designated herein unless a different meaning is plainly required by the context.

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) "Committee" shall mean a Compensation and Human Resources Committee of not less than two directors of the Company who shall be appointed by and serve at the pleasure of the Board. Each director on the Committee shall be a Non-Employee Director (as such term is defined in Rule 16b-3(b)(3)(i) of the Securities and Exchange Act of 1934). If no Compensation and Human Resources Committee is appointed, then the Board shall act as the Committee.

         (c) "Effective Date" shall mean the date on which this Plan shall have been approved by the directors of the Company.

         (d) "Fair Market Value" of the Company's common shares on a certain date shall mean, if the Company's common shares are listed on a recognized stock exchange or the Nasdaq system, the average of the high and low prices as quoted by such exchange or Nasdaq on the date specified, or if the Company's common shares are not quoted on an exchange or Nasdaq on such date, on the next preceding date on which the common shares are traded. If the Company's common shares are not listed on an exchange or Nasdaq, then "Fair Market Value" of the common shares on a certain date shall be that value which the Board or the Committee determines, in good faith, to be the fair market value of the common shares on such date.

         (e) "Key Employee" shall mean any employee (including officers) of the Company or a Subsidiary whose services, in the opinion of the Board, are critical to the Company's success during its period of growth.

         (f) "Family Member" of the Participant shall mean child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law or the Participant, including any adoptive relationships of any of the foregoing.



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         (g) "Non-Qualified Stock Options" shall mean those options, granted by the Company pursuant to this Plan, which do not qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986 (the "Code").

         (h) "Participant" shall mean a Key Employee selected by the Board to receive Non-Qualified Stock Options granted under this Plan.

         (i) "Subsidiary" shall mean an entity in which 50% or more of the common stock or, in the case of a partnership or limited liability company, 50% or more of the voting capital interest thereof, is owned directly or indirectly by the Company, or that is a member with the Company in a controlled group of corporations, or is otherwise under common control with the Company within the meaning of Section 414(b) and (c) of the Code.

         3. ADMINISTRATION; SELECTION OF PARTICIPANTS.

         (a) The Plan shall be administered by the Board or, at its discretion, by the Committee, which shall select the Participants and shall grant to the Participants stock options under, and in accordance with, the provisions of the Plan. To the extent the Committee administers the Plan, all references herein to the "Board" shall mean the "Committee." The stock options granted under this Plan to Participants shall be Non-Qualified Stock Options.

         (b) Subject to the express provisions of this Plan, the Board shall have authority to adopt regulations and procedures which are consistent with the terms of this Plan; to adopt and amend stock option agreements between the Company and a Participant as they deem advisable and to determine the terms and provisions of such stock option agreements, including the number of shares with respect to which options are granted to a Participant, the option price for such shares in accordance with Paragraph 5(a), below, and the date or dates when the option or parts of it may be exercised, which terms shall comply with any applicable requirements of Paragraph 5 below; to construe and interpret such stock option agreements and to impose therein such limitations and restrictions as are deemed necessary or advisable by counsel for the Company so that compliance with the federal securities laws and with the securities laws of the various states may be assured; and to make all other determinations necessary or advisable for administering this Plan. All decisions and interpretations made by the Board shall be binding and conclusive on all Participants, their legal representatives and beneficiaries.

         4. STOCK SUBJECT TO THE PLAN.

         (a) The stock to be issued and delivered by the Company upon exercise of options granted under this Plan are shares of the Company's common stock, $0.01 par value per share ("Common Stock"), which may be either authorized but unissued shares, or treasury shares, in the discretion of the Board.

         (b) The aggregate number of shares of the Company's Common Stock which may be issued under this Plan shall not exceed 3,600,000; subject, however, to the adjustment provided in Paragraph 11 in the event of stock splits, stock dividends, exchanges of shares, or the like,




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occurring after the Effective Date. No stock option may be granted under this
Plan which could cause such maximum limit to be exceeded.

         (c) Shares covered by an option which is no longer exercisable with respect to such shares shall again be available for issuance in connection with other options granted under this Plan.

         5. TERMS OF OPTIONS. Options granted under the Plan shall be evidenced by stock option agreements authorized by the Board and executed by a duly authorized officer of the Company. Such stock option agreements shall contain such terms as the Board shall determine, subject to the following limitations and requirements.

         (a) OPTION PRICE: The option price per common share shall be not less than 100% of the Fair Market Value of the common shares on the date of grant of such option.

         (b) PERIOD WITHIN WHICH OPTION MAY BE EXERCISED: In general, and subject to the provisions of Paragraphs 5(c) and 12, options granted under the Plan will become exercisable on the dates and in the amounts set forth in the stock option agreement between the Company and the Participant. Each option granted under this Plan shall terminate (become non-exercisable) after the expiration of ten years from the date of grant of such option. Regardless of the immediately preceding sentence, the Board shall have the discretion to set a shorter termination period.

         (c) TERMINATION OF OPTION BY REASON OF TERMINATION OF EMPLOYMENT:

                  i. Upon termination of a Participant's employment with the Company or a Subsidiary, and unless otherwise provided in the stock option agreement, all options granted under this Plan to such Participant which are not exercisable on the date of such termination shall immediately terminate, and any remaining exercisable options shall terminate if not exercised before the expiration of one (1) year following such termination of employment for any reason, or at such earlier time as may be applicable under Subparagraph 5(b) above.

A Participant's termination because of long-term disability, as determined in accordance with the Company's policies in effect as of the time of such termination, shall not be deemed termination of employment for purposes of this Subparagraph 5(c).

                  ii. Whether time spent on leave of absence granted by the Company or any Subsidiary shall constitute continued employment for purposes of this Plan shall be determined by the Board in its sole discretion, except that one or more leaves of absence aggregating no more than six (6) months in a three
(3) year period shall not be deemed to be termination of employment for purposes of this Subparagraph 5(c).

                  iii. Notwithstanding the foregoing, the Board may, in its sole discretion, impose more restrictive conditions on the exercise of an option granted under the Plan, including, without limitation, providing for no exercise of any option after termination of a Participant's



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employment; however, any and all such conditions shall be specified in the stock option agreement limiting and defining such option.

                  iv. Notwithstanding the foregoing provisions of this Subparagraph 5(c), the stock option agreement may provide that in the event of the termination of a Participant's employment, the Company shall have the first right of refusal to repurchase or offer to repurchase some or all unexercised and vested options, or Common Stock issued upon the exercise of such options, upon such terms and conditions as are set forth in the stock option agreement.

                  v. The Board may, from time to time, be required to address circumstances relating to termination of employment not set forth in this Subparagraph 5(c). Accordingly, notwithstanding the foregoing provisions of this Subparagraph 5(c), the Board may provide in the stock option agreement, or it may unilaterally amend an outstanding stock option agreement to provide, that:
(A) the time in which an option may be exercised upon termination of employment may exceed the time set forth in Subparagraph 5(c)(i), and (B) options not exercisable at such termination of employment shall not terminate at such time but may nevertheless may be exercised until the expiration of the earlier of the exercise period contained in such stock option agreement or amendment (regardless of such termination of employment, directorship, or consultancy) or such shorter period as provided therein.

         (d) TRANSFERABILITY: No vested or unvested option under this Plan shall be assignable or transferable except (i) in the event of the death of a Participant, by his will or by the laws of descent and distribution, or (ii) upon transfer to (A) Family Members, (B) a trust in which the Participant or Family Members own more than fifty percent (50%) of the beneficial interest of the trust, (C) a foundation in which the Participant or Family Members control the management of assets, or (D) an entity in which the Participant or family members own fifty percent (50%) or more of the voting interest (each such transferee in Subparagraphs (i) and (ii) a "Permitted Transferee"). In the event of the death of a Participant, the representative of his estate, or the person or persons who acquired (by bequest or inheritance) the rights to exercise his stock options granted under the Plan, may exercise any of the unexercised options or part thereof prior to the expiration of the applicable exercise period, as specified in Subparagraph 5(b) and 5(c) above, or in the stock option agreement relating to such options. No transfer of an option by a participant by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such option. No transfer of an option by a Participant to a Permitted Transferee shall be effective to bind the Company unless (i) the Company has approved in writing such a Permitted Transfer, and (ii) the Permitted Transferee has agreed in writing to be bound by all of the terms and conditions of this Plan and of any stock option agreement with the Participant seeking to transfer his or her options to a Permitted Transferee. The Company has the right to request and obtain a written opinion of counsel to the Company that the transfer is permitted under this Subparagraph 5(d) and under Federal and State securities laws.



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         (e) MORE THAN ONE OPTION GRANTED TO A PARTICIPANT: More than one option, and more than one form of option, may be granted to a Participant under this Plan. In addition, a Participant may be granted one or more options under this Plan as well as under any other stock option plan adopted by or stock option grant issued by the Company.

         (f) PARTIAL EXERCISE: Unless otherwise provided in the stock option agreement, any exercise of an option granted under this Plan may be made in whole or in part.

         6. PERIOD OF GRANTING OPTIONS. No option shall be granted under this Plan subsequent to ten years after the Effective Date.

         7. NO EFFECT UPON EMPLOYMENT STATUS. The fact that an employee has been selected as a Participant shall not limit or otherwise qualify the right of the Company to terminate his employment with the Company at any time, nor shall it be deemed a promise or commitment by the Company to continue such person's employment.

         8. METHOD OF EXERCISE. Any option granted under this Plan may be exercised by written notice to the Board, care of the Secretary, signed by the Participant, or by such other person as is entitled to exercise such option. The notice of exercise shall state the number of shares in respect of which the option is being exercised, and shall be accompanied by the payment, in cash, in the form of a written commitment by a broker-deal to pay to the Company that portion of any sale proceeds receivable by the optionee upon exercise of an option granted hereunder, in any other instrument acceptable to the Company, in any other form acceptable to the Company or provided in the grant of options, and/or, as provided below, in the common shares of the Company, of the full option price for such shares. At the written request of the Participant and upon approval by the Board, shares acquired pursuant to the exercise of any option may be paid for at the time of exercise by the surrender to an agent designated by the Company of shares of Common Stock held by or for the account of the Participant at the time of exercise. In such case, the fair market value of the surrendered shares shall be determined by the Board as of the date of exercise in the same manner as such value is determined upon the grant of an option. A certificate or certificates for the shares of Common Stock purchased through the exercise of an option shall be issued in the regular course after the exercise of an option and payment therefor. The Company shall be afforded reasonable opportunity after exercise of any option to comply with any requirements for stock exchange listing, for registration under applicable securities or other laws and for compliance with other laws and regulations, if any, before issuance of the shares being purchased on such exercise; provided, however, that the Company shall not be obligated to register the issuance of shares of Common Stock upon the exercise of the option or the resale of the shares of Common Stock issued upon such exercise. During the option period, no person entitled to exercise any option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any shares issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered. The exercise of any option shall be contingent upon receipt from the Participant of a representation that, at the time of such exercise, it is his or her then present intention to acquire the shares being purchased for investment and not for distribution (unless issuance of the stock upon the exercise of the options has been duly registered under the Securities Act of 1933 ("1933 Act") and the Company has



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waived the requirement that such representation be made, or unless the Company has received an opinion of counsel acceptable to it that the resale of such shares is exempt from the registration requirements of the 1933 Act and applicable state securities laws).

         9. RESTRICTIONS ON SHARES; SECURITIES REGISTRATION.

         (a) The certificates for Common Stock to be delivered upon proper exercise of the option ("Option Stock") shall contain legends substantially as set forth below, unless the resale of such stock has been registered under the 1933 Act:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended ("1933 Act"). Such shares may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such shares under the 1933 Act or an exemption under the 1933 Act which, in the opinion of counsel satisfactory to the Company, makes such registration unnecessary."

         (b) If the Company shall nevertheless deem it necessary or desirable to register any Option Stock to be issued pursuant to the Plan under the 1933 Act or other applicable statutes (including state securities laws) or to qualify any such issuance for exemption from the 1933 Act under any rule or regulation of the Securities and Exchange Commission or under the 1933 Act, then the Company shall take such action at its own expense before delivery of such shares, but nothing contained herein shall be deemed, in any manner, to require the Company to register the Option Stock under the 1933 Act or applicable state securities laws or to qualify the shares for any exemption under the 1933 Act or applicable state securities laws.

         10. IMPLIED CONSENT OF PARTICIPANTS. Every Participant, by his acceptance of an option under this Plan, shall be deemed to have consented to be bound, on his own behalf and on behalf of his heirs, assigns, and legal representatives, by all of the terms and conditions of this Plan, by all terms and conditions of the agreement granting such option, and by all agreements annexed to or referenced in such agreement granting such option.

         11. SHARE ADJUSTMENTS. In the event there is any change in the Company's common shares resulting from stock splits, stock dividends of more than 5% in any year, combination or exchanges of shares, or other similar capital adjustments, equitable proportionate adjustments shall be made by the Board in (1) the number of shares available for option under this Plan, (2) the number of shares subject to options granted under this Plan, and (3) the option price of optioned shares.

         12. MERGER, CONSOLIDATION, OR SALE OF ASSETS; CHANGE IN CONTROL OF THE COMPANY. In the event (i) the Company shall consolidate with, merge into, or transfer all or substantially all of its assets to another person(s) or entity(ies) or a "change in control" (as hereinafter defined) shall occur, and
(ii) within six (6) months prior to or twelve (12) months after such event the Participant involuntarily either no longer serves in the position or has the duties that he had prior to such action and does not receive an equivalent or greater position or duties with the Company


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or an Subsidiary, all options theretofore granted shall immediately be exercisable. For purposes of this Paragraph 12, a change in control shall be deemed to occur if twenty percent (20%) or more of the outstanding shares of the Company's common stock are sold or otherwise transferred, except that the following shall not be deemed to be a change in control: (A) a sale or transfer to a Family Member or a person to whom a transfer of an option could be made pursuant to Subparagraph 5(d) of the Plan or (B) the sale of common stock by the Company in an initial public offering registered under the 1933 Act or in any offering by the Company thereafter for cash registered under the 1933 Act.

         13. COMPANY RESPONSIBILITY. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Company. The Company shall have no responsibility or liability for any act or thing done or left undone with respect to the price, time, quality, or other conditions and circumstances of the purchase of shares under the terms of the Plan, so long as the Company acts in good faith.

         14. USE OF PROCEEDS. The proceeds received by the Company from the sale of stock under the Plan shall be added to the general funds of the Company and shall be used for such corporate purposes as the Board shall direct.

         15. LAW GOVERNING. This Plan and the rights of all persons hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

         16. SECURITIES LAWS. The Board shall take all necessary or appropriate actions to ensure that all option grants and all exercises thereof under this Plan are in full compliance with all federal and state securities laws.

         17. WITHHOLDING AND DEDUCTIONS. Notwithstanding anything to the contrary contained herein, if at any time specified herein for the making of any payment of cash or any delivery of Option Stock to any person, by reason of the grant of an option, the exercise thereof, or otherwise, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for any taxes or take any other action in connection with the payment or delivery then to be made, the Company shall make sure such withholding or deduction shall have been adequately provided for, in the opinion of the Board.

         18. AMENDMENT AND TERMINATION. The Board may terminate this Plan at any time, and may amend the Plan at any time or from time to time, without obtaining any approval of the Company's shareholders; except that the Plan may not be amended, without the consent of the shareholders, (1) to increase the aggregate number of shares issuable under the Plan (excepting proportionate adjustments made under Paragraph 11 to give effect to stock splits, etc.); (2) to change the requirement that the option price per common share not be less than 100% of the Fair Market Value of the common shares on the date the option is granted; or (3) if such amendment would result in a material increase in the cost of the Plan to the Company. If the Plan is terminated, any unexercised option shall continue to be exercisable in accordance with its terms, except as provided in Paragraph 12 above.



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         19. SAVINGS PROVISION. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, the transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors thereunder. To the extent that any provision of this Plan or action by the Board fails to so comply, it shall be deemed null and void to the extent required by law. The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

         20. VARIATIONS IN PRONOUNS. Whenever used in this Plan, unless the context otherwise requires, words used in the singular shall also include the plural, and words used in the masculine gender shall also include the feminine or neuter gender.

         21. CAPTIONS AND HEADINGS. The section and subsection headings and captions are for reference purposes only and shall not in any way affect the meaning or interpretation of any such section or subsection of this Plan.











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                          DIGITAL COMMERCE CORPORATION
                            EXECUTIVE RETENTION PLAN


                             GRANT OF STOCK OPTIONS

                                                             Dated:<<GrantDate>>
<<FirstName>> <<LastName>>
<<Address1>>
<<CityStateZip>>

Dear <<FirstName>>:

         Digital Commerce Corporation (the "Company") has adopted the Digital Commerce Corporation Executive Retention Plan (the "Plan"). A copy of the Plan is annexed to this letter. The Plan permits the Company to grant stock options to key employees of the Company and its subsidiaries, as designated by the Company's Compensation and Human Resources Committee or the Board of the Directors acting in such capacity (the "Committee"). We are pleased to inform you that the Committee has granted you an option to purchase up to
<<TotalGrant>> shares of the $.01 par value Common Stock of the Company at a price of <<OptionPrice>> per share. This option is NOT qualified as a Qualified Incentive Stock Option for purposes of Section 422 of the Internal Revenue Code of 1986, as amended. The date of this grant is the date of this letter set forth above.

         The option is subject to certain conditions, to which you must agree by signing and returning to the Secretary of the Company a copy of this letter. These conditions include BUT ARE NOT LIMITED TO the following:

         1. Subject to the terms and conditions contained in the Plan and in this letter, the option may first be exercised as set forth below:

         A. Options to purchase <<HalfGrant>> shares may be exercised as follows: <<EighthGrant>> shares may first be exercised on the first anniversary date of this grant, <<EighthGrant>> shares may first be exercised on the second anniversary date of this grant,
               <<EighthGrant>> shares may first be exercised on the third anniversary date of this grant, and <<EighthGrant>> shares may first be exercised on the fourth anniversary date of this grant.

         B. Options to purchase <<HalfGrant>> shares shall be divided into four (4) tranches of<<EighthGrant>> shares each. The options contained in each tranche may first be exercised upon the earlier
               (i) of the Company's average reported closing stock price being maintained or exceeded for at least twenty (20) consecutive trading days at a level specified for such tranche by the Committee or (ii) <<NineYearDate>>. The Committee shall specify the trading price of each of the four tranches for purposes of Subparagraph 1(B)(i) hereof within ten (10) days



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               following the date on which the Company closes its initial public offering of its Common Stock registered under the Securities Act of ("1933 Act"), or, in the event of no initial public offering prior to June 1, 2001, the Board must establish the fair market value targets applicable to the four tranches no later than July 1, 2001.

The option shall continue in whole or in part at any time from the date hereof until <<TenYearDate>>, (the "Termination Date"), when, in any event, it shall expire to the extent it has not been exercised; provided, however, that notwithstanding the above, the option may be terminated at an earlier time as set forth in Section 5 of the Plan. You shall not have any of the rights or privileges of a shareholder with respect to any shares issuable upon exercise of this option until certificates representing such shares shall have been issued and delivered. Pursuant to the provisions of Section 5(c)(v) of the Plan, in the event that your employment is terminated for any reason (including those set forth in Section 5(c)(i)(A) and (B) of the Plan), then you (or your representative) may, until the "Termination Date", exercise all options that you are eligible to exercise as of the time of your termination of employment, and all other options shall terminate on the first yearly anniversary following the effective date of such termination, unless the Board otherwise determines that a longer exercise period should apply.

         2. The option must be exercised by written notice to the Board of Directors of the Company, care of the Secretary of the Company. The notice must state the number of shares you wish to purchase and must be accompanied by full payment of the option price for those shares.

         3. You will not be permitted to exercise the option at any time when its exercise, or the issuance of shares by the Company under the Plan would, in the opinion of the Company, constitute a violation of any federal or state law or of the listing requirements of any stock exchange on which the shares of the Company are listed. The Company is under no obligation to register the issuance of the shares of Common Stock upon the exercise of this option.

         4. You, or a Permitted Transferee, may exercise the options according to Section 5 of the Executive Retention Plan. If you should die while any part of the option is unexercised, then your legal representative may exercise the option for the applicable period as set forth in Section 5 of the Plan.

         5. You agree to comply with the securities laws as they may be in effect at the time of your exercise of the option, to hold the shares acquired by your exercise of the option for investment purposes only and not with a view to resale or distribution to the public within the meaning of the 1933 Act unless such acquisition was made pursuant to an effective registration statement under the 1933 Act and applicable state securities laws, and to comply with any insider trading policy generally applicable to the executive officers and directors of the Company. You agree, as a condition of any exercise of the option, to sign a letter, in such form as the Company may require in order to comply with the securities laws as they may be in effect at the time of your exercise of the option.




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         6. You understand that if the shares of Common Stock that may be acquired by the exercise of the option have not been registered under the Securities Act of 1933 or under state securities laws, the certificates for all shares which you purchase through your exercise of the option shall bear a legend on their face, substantially as follows:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "1933 Act") or under the securities laws of any state. Such shares may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such shares under the 1933 Act or state securities laws or an exemption from registration thereunder which, in the opinion of counsel satisfactory to the Company, makes such registration unnecessary."

         7. Prior to your exercise of the option, you have the right to request that the Company make available to you, without charge, its most recent public filings, if any, under the 1933 Act and under the Securities Exchange Act of 1934, as amended, and such other documents that you may reasonably request in order to make an informed decision as to whether you should exercise the option.

         8. You agree to notify the Company in writing within thirty (30) days of the date that you sell or otherwise dispose of the stock acquired through the exercise of the option granted herein.

         9. In accordance with Section 8 of the Plan, in addition to other forms of exercising the option, with the written consent of the Company, which it may grant or withhold in its sole discretion, you may convert this option, by the surrender of this option and a written notice of conversion duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to you), in whole or in part, at any time into shares of Common Stock as provided for in this paragraph 9. Upon exercise of this conversion right, you shall be entitled to receive that number of Shares of Common Stock equal to the quotient obtained by dividing [(A - B)(X)] by (A), where:

                  (A)               = the Fair Market Value (as defined in the
                                    Plan) of one share of Common Stock on the date of conversion of this option.

                  (B) = the Exercise Price for one share of Common Stock under this option (as adjusted under Section 11 of the Plan).

                  (X) = the total number of shares of Common Stock issuable upon exercise of this option (as adjusted under Section 11 of the Plan).

The Company may require, as a condition of approving such exercise under this paragraph 9, that you pay to the Company at the time of the exercise and conversion all applicable tax withholdings generated by such exercise, as determined by the Company. If the above



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calculation results in a negative number, then no shares of Common Stock shall be issued or issuable upon conversion of this option.

Upon conversion of this option, you shall be entitled to receive a certificate for the number of shares of Common Stock as determined above.

         10. You agree, as a condition of receiving the options granted herein, to execute the Retention Agreement, Confidentiality/Intellectual Property Agreement, and Noncompetition Agreement annexed to this letter.

         11. IN ADDITION TO THE FOREGOING CONDITIONS, the option is subject to all the terms and conditions of the Plan and the Retention Agreement, Confidentiality/Intellectual Property Agreement, and Noncompetition Agreement (collectively, the "Agreements") annexed to this letter and any rules and regulations promulgated from time to time by the Committee with respect to the Plan. To the extent that anything contained herein or in any such rules of or regulations are inconsistent with the Plan, the terms of the Plan shall govern. In the event of inconsistencies or required clarifications the Board of Directors or the Compensation and Human Resources Committee of the Board shall determine such interpretations. Additionally, the options are subject to adjustment upon the happening of certain events specified in the Plan.

         12. No provision in this option shall be construed as conferring upon you the right to vote, consent, receive dividends or receive notice other than as expressly provided herein or in the Plan.

         13. No representation is made to you with respect to the tax effect upon your receipt of the option, your exercise thereof, or the sale of the shares so acquired. PLEASE CONSULT YOUR TAX OR FINANCIAL ADVISOR PRIOR TO EXERCISING YOUR OPTION.

                                      * * *



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




         To make the grant of the option effective, please acknowledge receipt of this agreement and the enclosed copy of the Plan by signing and dating the enclosed copy of this agreement and the enclosed Agreements in the space provided and returning the signed copies in the enclosed, self-addressed envelope.

                                            Yours truly,
                                            Digital Commerce Corporation


                                            By:
                                                     Tony Bansal, President


ACCEPTED AND SIGNED:


By:
   ---------------------------------
        <<FirstName>><<LastName>>

Date:
     -------------------------------





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